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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 12, 2003

                            STRUCTURED PRODUCTS CORP.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                             333-89080            13-3692801
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(STATE OR OTHER JURISDICTION OF      (COMMISSION FILE     (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)       NUMBER)              IDENTIFICATION NUMBER)

388 GREENWICH STREET, NEW YORK, NEW YORK                                10013
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE (212) 816-7496
                                                  --------------
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Item 1.           Changes in Control of Registrant.

                  NOT APPLICABLE.

Item 2.           Acquisition or Disposition of Assets.

                  NOT APPLICABLE.

Item 3.           Bankruptcy or Receivership.

                  NOT APPLICABLE.

Item 4.           Changes in Registrant's Certifying Accountant.

                  NOT APPLICABLE.

Item 5.           Other Events.

                  ON SEPTEMBER 12, 2003, WORLDCOM, INC., ET. AL., DEBTORS (COLLECTIVELY, THE "DEBTORS") FILED WITH THE UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF NEW YORK A SECOND AMENDED JOINT PLAN OF REORGANIZATION (THE "PLAN") AND A THIRD SUPPLEMENT (THE "THIRD SUPPLEMENT") TO THE DEBTORS' DISCLOSURE STATEMENT PURSUANT TO SECTION 1125 OF THE BANKRUPTCY CODE (THE "DISCLOSURE STATEMENT").

                  BY ORDER, DATED SEPTEMBER 12, 2003 (THE "THIRD SUPPLEMENTAL DISCLOSURE STATEMENT ORDER"), THE BANKRUPTCY COURT ESTABLISHED OCTOBER 8, 2003 AT 4:00P.M. EASTERN TIME AS THE DEADLINE FOR VOTES TO BE CAST ON THE PLAN BY HOLDERS OF CLAIMS CLASSIFIED UNDER THE PLAN IN CLASS 5 (WORLDCOM SENIOR DEBT CLAIMS), CLASS 6 (WORLDCOM GENERAL UNSECURED CLAIMS), CLASS 9 (MCIC SENIOR DEBT CLAIMS), CLASS 10 (MCIC SUBORDINATED DEBT CLAIMS), CLASS 11 (INTERMEDIA SENIOR DEBT CLAIMS), CLASS 12 (INTERMEDIA GENERAL UNSECURED CLAIMS) AND CLASS 13 (INTERMEDIA SUBORDINATED DEBT CLAIMS).

                  THE PLAN, THE THIRD SUPPLEMENT, THE THIRD SUPPLEMENTAL DISCLOSURE STATEMENT ORDER, AS WELL AS RELATED DOCUMENTATION ARE AVAILABLE FOR INSPECTION AT THE OFFICE OF THE CLERK OF THE BANKRUPTCY COURT, ON THE BANKRUPTCY COURT'S INTERNET SITE AT WWW.NYSB.USCOURTS.GOV AND AT THE INTERNET SITES AT WWW.PACER.PSC.USCOURTS.GOV AND WWW.ELAWFORWORLDCOM.COM.

Item 6.           Resignations of Registrant's Directors.

                  NOT APPLICABLE.

Item 7.           Financial Statements, Pro-Forma Financial Information and
                  Exhibits.

                  (a)  NOT APPLICABLE.
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                  (b)  NOT APPLICABLE.

                  (c)  NOT APPLICABLE.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 23, 2003
                                         STRUCTURED PRODUCTS CORP.


                                         By:     /s/ John Dickey
                                               ---------------------------------
                                         Name:   John Dickey
                                         Title:  Authorized Signatory